UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    October 26, 2004

TEKELEC

(Exact name of registrant as specified in its charter)

California	0-15135	95-2746131

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26580 W. Agoura Road, Calabasas, California		91302

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:    (818) 880-5656

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written Communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 2.02	Results of Operations and Financial Condition	1
Item 9.01	Financial Statements and Exhibits	1

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Item 2.02 Results of Operations and Financial Condition

     On October 26, 2004, Tekelec issued a press release announcing its financial results for the fiscal third quarter ended September 30, 2004. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

     The information in this Form 8-K and in the exhibit furnished herewith shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits

Exhibit
No.	Description
99.1	Press Release dated October 26, 2004 of Tekelec

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tekelec
Dated: October 26, 2004	By:	/s/ Paul J. Pucino
Paul J. Pucino
Senior Vice President and Chief Financial Officer

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EXHIBIT INDEX

(c)	Exhibits

Exhibit
No.	Description
99.1	Press Release dated October 26, 2004 of Tekelec